Net debt	12 Months Ended
Jun. 30, 2018
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Net debt

18    Net debt

The Group’s corporate purpose is to create long-term shareholder value through the discovery, acquisition, development and marketing of natural resources. The Group will invest capital in assets where they fit its strategy.

The Group monitors capital using the net debt balance and the gearing ratio, being the ratio of net debt to net debt plus net assets.

	2018		2017
US$M	Current	Non-current	Current	Non-current
Interest bearing liabilities
Bank loans	308	2,247	192	2,089
Notes and debentures	2,228	21,070	771	26,270
Finance leases	77	725	82	815
Bank overdraft and short-term borrowings	58	–	45	–
Other	65	27	151	59

Total interest bearing liabilities	2,736	24,069	1,241	29,233

Less cash and cash equivalents
Cash	1,065	–	882	–
Short-term deposits	14,806	–	13,271	–

Total cash and cash equivalents	15,871	–	14,153	–

Net debt		10,934		16,321

Net assets		60,670		62,726

Gearing		15.3%		20.6%

Cash and short-term deposits are disclosed in the cash flow statement net of bank overdrafts and interest bearing liabilities at call.

	2018	2017	2016
	US$M	US$M	US$M
Total cash and cash equivalents	15,871	14,153	10,319
Bank overdrafts and short-term borrowing	(58)	(45)	(43)

Total cash and cash equivalents, net of overdrafts	15,813	14,108	10,276

Recognition and measurement

Cash and short-term deposits in the balance sheet comprise cash at bank and on hand and highly liquid cash deposits with short-term maturities and are readily convertible to known amounts of cash with insignificant risk of change in value. The Group considers that the carrying value of cash and cash equivalents approximate fair value due to their short term to maturity.

Cash and cash equivalents includes US$98 million (2017: US$180 million) restricted by legal or contractual arrangements.

Interest bearing liabilities and cash and cash equivalents include balances denominated in the following currencies:

	Interest bearing liabilities		Cash and cash equivalents
	2018	2017	2018	2017
	US$M	US$M	US$M	US$M
USD	12,981	14,035	7,024	7,980
EUR	9,070	10,324	5,845	4,663
GBP	3,104	3,520	1,560	1,318
AUD	1,077	1,987	9	9
CAD	573	608	1,301	77
Other	–	–	132	106

Total	26,805	30,474	15,871	14,153

Liquidity risk

The Group’s liquidity risk arises from the possibility that it may not be able to settle or meet its obligations as they fall due and is managed as part of the portfolio risk management strategy. Operational, capital and regulatory requirements are considered in the management of liquidity risk, in conjunction with short-term and long-term forecast information.

Recognising the cyclical volatility of operating cash flows, the Group has defined minimum target cash and liquidity buffers to be maintained to mitigate liquidity risk and support operations through the cycle.

The Group’s strong credit profile, diversified funding sources, its minimum cash buffer and its committed credit facilities ensure that sufficient liquid funds are maintained to meet its daily cash requirements. The Group’s policy on counterparty credit exposure ensures that only counterparties of an investment grade standing are used for the investment of any excess cash.

Standard & Poor’s credit rating of the Group remained at the A level with stable outlook throughout FY2018. Moody’s maintained their credit rating for the Group of A3 with positive outlook throughout FY2018.

There were no defaults on loans payable during the period.

Counterparty risk

The Group is exposed to credit risk from its financing activities, including short-term cash deposits with banks and derivative contracts. This risk is managed by Group Treasury in line with the counterparty risk framework, which aims to minimise the exposure to a counterparty and mitigate the risk of financial loss through counterparty failure.

Exposure to counterparties is monitored at a Group level across all products and includes exposure with derivatives and short-term cash deposits.

Short-term cash deposits and derivatives are transacted with approved counterparties who have been assigned specific limits based on a quantitative credit risk model. The policy is reviewed annually and limits are updated at least bi-annually. Derivatives must be transacted with approved counterparties and are subject to tenor limits.

Standby arrangements and unused credit facilities

The Group’s committed revolving credit facility operates as a back-stop to the Group’s uncommitted commercial paper program. The combined amount drawn under the facility or as commercial paper will not exceed US$6.0 billion. As at 30 June 2018, US$ nil commercial paper was drawn (2017: US$ nil). The revolving credit facility has a five-year maturity ending 7 May 2021. A commitment fee is payable on the undrawn balance and an interest rate comprising an interbank rate plus a margin applies to any drawn balance. The agreed margins are typical for a credit facility extended to a company with the Group’s credit rating.

Maturity profile of financial liabilities

The maturity profile of the Group’s financial liabilities based on the contractual amounts, taking into account the derivatives related to debt, is as follows:

2018 US$M	Bank loans, debentures and other loans	Expected future interest payments	Derivatives related to net debt	Other derivatives	Obligations under finance leases	Trade and other payables	Total
Due for payment:
In one year or less or on demand	2,647	682	302	17	127	5,788	9,563
In more than one year but not more than two years	1,545	957	188	1	113	3	2,807
In more than two years but not more than five years	8,019	2,203	823	–	335	–	11,380
In more than five years	13,287	5,519	1,191	–	590	–	20,587

Total	25,498	9,361	2,504	18	1,165	5,791	44,337

Carrying amount	26,003	–	1,213	18	802	5,791	33,827

2017 US$M	Bank loans, debentures and other loans	Expected future interest payments	Derivatives related to net debt	Other derivatives	Obligations under finance leases	Trade and other payables	Total
Due for payment:
In one year or less or on demand	1,157	686	267	144	135	5,417	7,806
In more than one year but not more than two years	2,471	1,022	245	4	132	5	3,879
In more than two years but not more than five years	8,279	2,611	503	7	343	–	11,743
In more than five years	16,706	6,248	1,975	–	705	–	25,634

Total	28,613	10,567	2,990	155	1,315	5,422	49,062

Carrying amount	29,577	–	1,345	155	897	5,422	37,396